                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 15, 2003

                        AMERICAN COIN MERCHANDISING, INC.
               (Exact name of registrant as Specified in Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

       001-14780                                       84-1093721
(Commission File Number)                    (IRS Employer Identification No.)

                             397 SOUTH TAYLOR AVENUE
                            LOUISVILLE, CO 80027-3027
              (Address of Principal Executive Offices and Zip Code)

                                 (303) 444-2559
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 2.  Acquisition or Disposition of Assets.

      (a) On April 15, 2003 Folz Vending, Inc. (formally known as FVFN Acquisition Corp.), a wholly-owned subsidiary of the Registrant, completed the acquisition of substantially all of the assets of Folz Vending Co., Inc. and its wholly-owned subsidiary Folz Novelty Co., Inc. (collectively, "Folz"). The acquisition was made pursuant to an Asset Purchase Agreement dated as of March 14, 2003 by and among FVFN Acquisition Corp. (now known as Folz Vending, Inc.), the Registrant, Folz, The Roger Folz Revocable Trust (the sole stockholder of Folz Vending Co., Inc. and the majority stockholder of Folz Novelty Co., Inc.), and Roger Folz (the grantor of The Roger Folz Revocable Trust). The Asset Purchase Agreement is filed herewith as Exhibit 10.72 and incorporated herein by reference.

      The purchase price for the assets of Folz of $22 million (the "Purchase Price"), which was determined through arms length negotiations, is subject to certain post closing adjustments. In order to finance the Folz asset acquisition, the Registrant:

      (1) amended and restated its existing senior secured credit facility by and among the Registrant, as borrower, the financial institutions named therein, as lenders, Madison Capital Funding LLC, as Agent and The Royal Bank of Scotland plc, New York Branch, as Documentation Agent, to increase the total availability to $82.0 million; and

      (2) issued $6.5 million of Senior Subordinated Notes due 2009 to Audax Mezzanine Fund, L.P., Audax Co-Invest, L.P., Audax Trust Co-Invest, L.P., AFF Co-Invest, L.P., The Royal Bank Of Scotland plc, New York Branch.

      The Registrant also received approximately $12.5 million in the form of an equity contribution from ACMI Holdings, Inc., the parent company of the Registrant.

      (b) The assets acquired from Folz were utilized by Folz in its bulk vending and service business. The Registrant, through Folz Vending, Inc., intends to continue to utilize the assets purchased from Folz in the bulk vending and service business.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

            Financial statements for the Folz assets required by this item will be prepared and filed not later than June 30, 2003.

      (b)   PRO FORMA FINANCIAL STATEMENTS

            Pro Forma financial statements reflecting the acquisition of the Folz assets will be prepared and filed not later than June 30, 2003.
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      (c)   EXHIBITS

EXHIBIT               DESCRIPTION

  4.13 Form of 17% Senior Subordinated Notes Due 2009 by and between the Registrant and each of the purchasers listed in the Purchase Agreement among ACMI Holdings, Inc., the
                 Registrant, as Issuer and the Purchasers named therein, dated as of April 15, 2003 (incorporated by reference to Exhibit 10.70).

  10.69          Amended and Restated Credit Agreement, dated as of April
                 15, 2003, by and among the Registrant, as borrower, the financial institutions named therein, as lenders, Madison
                 Capital Funding LLC, as Agent and The Royal Bank of
                 Scotland PLC, New York Branch, as Documentation Agent.

  10.70          Purchase Agreement among ACMI Holdings, Inc., the
                 Registrant, as Issuer, and the Purchasers named therein dated as of April 15, 2003.

  10.71 Consent and Amendment dated as of April 15, 2003, to the Purchase Agreement dated as of February 11, 2002 and amended as of November 12, 2002, by and among ACMI Holdings, Inc., the
                 Registrant and the Purchasers named therein and to the Warrants issued to the Purchasers pursuant to the Purchase Agreement.

  10.72 Asset Purchase Agreement, dated as of March 14, 2003, by and among FVFN Acquisition Corp., as purchaser, the Registrant, as guarantor, Folz Vending Co., Inc. and Folz
                 Novelty Co., Inc., as sellers, The Roger Folz Revocable
                 Trust and Roger Folz.

  10.73          Subordination and Intercreditor Agreement dated as of April 15,
                 2003 by and among Audax Mezzanine Fund, L.P., Audax Trust
                 Co-Invest, L.P., Audax Co-Invest, L.P., AFF Co-Invest, L.P.
                 and the Royal Bank of Scotland plc, New York Branch, the
                 Registrant, ACMI Holdings, Inc. and Madison Capital
                 Funding LLC.

  10.74          Amendment No. 1 to Subordination and Intercreditor
                 Agreement dated as of April 15, 2003 among Audax Mezzanine
                 Fund, L.P., Audax Trust Co-Invest, L.P., Audax Co-Invest,
                 L.P., The Royal Bank of Scotland plc, New York Branch,
                 Upper Columbia Capital Company, LLC, State Street Bank and
                 Trust Company, the Registrant, ACMI Holdings, Inc., and
                 Madison Capital Funding LLC.

  10.75 Form of Guarantee of 17% Senior Subordinated Notes Due 2009 by and between the Registrant, ACMI Holdings, Inc. and each of the Purchasers listed in the Purchase Agreement among ACMI Holdings, Inc., the Registrant, as Issuer and the
                 Purchasers named therein, dated as of April 15, 2003
                 (incorporated by reference to Exhibit 10.70).

  10.76          Joinder Agreement dated as of March 14, 2003 signed by FVFN
                 Acquisition Corp. for the benefit of Madison Capital Funding,
                 LLC, as Agent in connection with that certain Guarantee and Collateral Agreement dated as of February 11, 2002 among the Grantors Party thereto and the Agent.

                                       1
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
  10.77 Reaffirmation of Guaranty and Collateral Agreement of Guaranty and Collateral Agreement Dated as of February 11, 2002 of the repayment of all of the "Obligations" under the certain Credit
                 Agreement dated as of February 11, 2002, by and among the Registrant, The Royal Bank of Scotland plc, New York Branch as documentation agent, the lenders from time to time party thereto and Madison Capital Funding, LLC, as Agent,
                 Acknowledged and Agreed by the Registrant, ACMI Holdings,
                 Inc., FVFN Acquisition Corp. and Madison Capital Funding, LLC as of April 15, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN COIN MERCHANDISING, INC.


Dated:  April 30, 2003                  By: /s/ Kenneth W. Edic
                                        -------------------------------
                                        Kenneth W. Edic
                                        Senior Vice President and
                                        Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT                    DESCRIPTION

  4.13 Form of 17% Senior Subordinated Notes Due 2009 by and between the Registrant and each of the purchasers listed in the Purchase Agreement among ACMI Holdings, Inc., the
                 Registrant, as Issuer and the Purchasers named therein, dated as of April 15, 2003 (incorporated by reference to Exhibit 10.70).

  10.69          Amended and Restated Credit Agreement, dated as of April
                 15, 2003, by and among the Registrant, as borrower, the financial institutions named therein, as lenders, Madison
                 Capital Funding LLC, as Agent and The Royal Bank of
                 Scotland PLC, New York Branch, as Documentation Agent.

  10.70          Purchase Agreement among ACMI Holdings, Inc., the
                 Registrant, as Issuer, and the Purchasers named therein dated as of April 15, 2003.

  10.71 Consent and Amendment dated as of April 15, 2003, to the Purchase Agreement dated as of February 11, 2002 and amended as of November 12, 2002, by and among ACMI Holdings, Inc., the
                 Registrant and the Purchasers named therein and to the Warrants issued to the Purchasers pursuant to the Purchase Agreement.

  10.72 Asset Purchase Agreement, dated as of March 14, 2003, by and among FVFN Acquisition Corp., as purchaser, the Registrant, as guarantor, Folz Vending Co., Inc. and Folz
                 Novelty Co., Inc., as sellers, The Roger Folz Revocable
                 Trust and Roger Folz.

  10.73          Subordination and Intercreditor Agreement dated as of April 15,
                 2003 by and among Audax Mezzanine Fund, L.P., Audax Trust
                 Co-Invest, L.P., Audax Co-Invest, L.P., AFF Co-Invest, L.P.
                 and the Royal Bank of Scotland plc, New York Branch, the
                 Registrant, ACMI Holdings, Inc. and Madison Capital
                 Funding LLC.

  10.74          Amendment No. 1 to Subordination and Intercreditor
                 Agreement dated as of April 15, 2003 among Audax Mezzanine
                 Fund, L.P., Audax Trust Co-Invest, L.P., Audax Co-Invest,
                 L.P., The Royal Bank of Scotland plc, New York Branch,
                 Upper Columbia Capital Company, LLC, State Street Bank and
                 Trust Company, the Registrant, ACMI Holdings, Inc., and
                 Madison Capital Funding LLC.

  10.75 Form of Guarantee of 17% Senior Subordinated Notes Due 2009 by and between the Registrant, ACMI Holdings, Inc. and each of the Purchasers listed in the Purchase Agreement among ACMI Holdings, Inc., the Registrant, as Issuer and the Purchasers named therein, dated as of April 15, 2003
                 (incorporated by reference to Exhibit 10.70).

  10.76          Joinder Agreement dated as of March 14, 2003 signed by FVFN
                 Acquisition Corp. for the benefit of Madison Capital Funding,
                 LLC, as Agent in connection with that certain Guarantee and Collateral Agreement dated as of February 11, 2002 among the Grantors Party thereto and the Agent.

  10.77 Reaffirmation of Guaranty and Collateral Agreement of Guaranty and Collateral Agreement dated as of February 11, 2002 of the repayment of all of the "Obligations" under the certain Credit
                 Agreement dated as of February 11, 2002, by and among the Registrant, The Royal Bank of Scotland plc, New York Branch as documentation agent, the lenders from time to time party thereto and Madison Capital Funding, LLC, as Agent,
                 Acknowledged and Agreed by the Registrant, ACMI Holdings,
                 Inc., FVFN Acquisition Corp. and Madison Capital Funding, LLC as of April 15, 2003.